UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2024

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed, on December 10, 2023, Occidental Petroleum Corporation, a Delaware corporation (“Occidental”), entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) with CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Occidental (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Occidental (“GP Purchaser,” together with the LP Purchaser, the “Purchasers”). Subject to the terms and conditions of the Purchase Agreement, the Purchasers will purchase 100% of the issued and outstanding partner interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers (such transaction, the “Acquisition” and, together with the other transactions contemplated by the Purchase Agreement, the “Transactions”).
The Acquisition is conditioned on, among other things, the expiration or termination of the waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Pursuant to the HSR Act, Occidental and the Sellers filed notification and report forms with the Department of Justice and the Federal Trade Commission (the “FTC”).
On January 19, 2024, Occidental and the Sellers each received a request for additional information and documentary material (each, a “Second Request”) from the FTC in connection with the FTC’s review of the Acquisition. A Second Request extends the waiting period imposed by the HSR Act until 30 days after each of Occidental and the Sellers have substantially complied with the Second Request issued to them, unless that period is extended voluntarily by Occidental and the Sellers or terminated sooner by the FTC. Occidental and the Sellers continue to work constructively with the FTC in its review of the Acquisition.
Forward-Looking Statements
This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “will,” “should,” “could,” “may,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “target,” “commit,” “advance,” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause actual results to differ include, but are not limited to: the ultimate outcome of the Acquisition; Occidental’s ability to consummate the proposed transaction with CrownRock; the conditions to the completion of the proposed transaction; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the proposed transaction with CrownRock; Occidental’s indebtedness, including the indebtedness Occidental expects to incur and/or assume in connection with the proposed transaction with CrownRock and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transactions; the possibility that Occidental may be unable to achieve expected free cash flow accretion and other anticipated benefits within the expected time-frames or at all and to successfully integrate CrownRock’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of CrownRock; potential litigation relating to the potential transaction that could be instituted against Occidental or its directors; rating agency actions and Occidental’s ability to access short- and long-term debt markets on a timely and affordable basis; and general economic conditions that are less favorable than expected.
Additional information concerning these and other factors that may cause Occidental’s results of operations and financial position to differ from expectations can be found in Occidental’s filings with the SEC, including Occidental’s 2022 Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2024	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Corporate Secretary and Chief Compliance Officer